                                                                   EXHIBIT 10.1

                                 SECOND AMENDMENT TO
                                  CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Agreement") is made and entered into to be effective as of November 9, 1998, by and between LIFECORE BIOMEDICAL, INC., a Minnesota corporation ("Borrower") and U.S. BANK NATIONAL ASSOCIATION, a national banking association formerly known as First Bank National Association (the "Lender"), whose address is 300 Prairie Center Drive, Eden Prairie, Minnesota 55344.

                                      RECITALS

     FIRST: The Lender and the Borrower are parties to a Credit Agreement dated January 15, 1998, as amended by a First Amendment to Credit Agreement dated June 30, 1998 (together, the "Credit Agreement"), pursuant to which Borrower is indebted to Lender under a revolving line of credit evidenced by that certain Revolving Credit Note (the "Note") dated January 15, 1998, delivered by the Borrower to the Lender pursuant to the terms of the Credit Agreement in the original principal amount of Five Million Dollars ($5,000,000) (the "Revolving Credit Loan").

     SECOND: All indebtedness, liabilities and other obligations of the Borrower to the Lender, including without limitation the Credit Agreement and the Note, are secured by (i) security interests in assets of the Borrower granted pursuant to a Security Agreement dated January 15, 1998 executed by the Borrower in favor of the Lender (the "Security Agreement") and (ii) a Custodial Pledge and Security Agreement dated January 15, 1998 executed by the Borrower in favor of the Lender (the "Custodial Pledge and Security Agreement").

     THIRD: The Borrower has requested that the Lender extend the maturity date of the Revolving Credit Loan and the Lender has indicated its willingness to grant such request of the Borrower, SUBJECT, HOWEVER, to the terms and conditions contained herein.

     NOW THEREFORE, in consideration of the loans and advances made pursuant to the Credit Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.   CERTAIN DEFINED TERMS.

     Capitalized terms used in this Agreement and defined in the Credit Agreement but not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Credit Agreement.


2.   AMENDMENT TO CREDIT AGREEMENT.

     A.   The Credit Agreement is amended as follows:

          (1) SECTION 1 of the Credit Agreement is hereby amended by inserting in alphabetical order the following new defined term:

                    "CURRENT RATIO" means, at any date, the ratio of the Borrower's Current Assets to its Current Liabilities.

          (2) The definition of the term "Lender" set forth in Section 1 of the Credit Agreement is hereby deleted and replaced to read in its entirety as follows:

                    "LENDER" means U.S. Bank National Association, a national banking association, its successors and assigns.


          (3)  The definition of the term "Termination Date" set forth in
               Section 1 of the Credit Agreement is hereby deleted and replaced to read in its entirety as follows:

                    "TERMINATION DATE" means the earlier of (a) December 31, 1998; or (b) the date upon which the obligation of the Lender to make Advances is terminated pursuant to SECTION 2.


          (4) Section 5.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                    5.13 CURRENT RATIO. Maintain as of September 30, 1998, December 31, 1998 and the end of each quarterly period thereafter, a Current Ratio of at least 3.0 to 1.0.


     B. Except as amended hereby, the Credit Agreement shall remain in full force and effect.

3.   NOTE MODIFICATION.

     A.   The Note is modified as follows:


          (1) The date on which all amounts outstanding under the Note shall be due and payable is modified to December 31, 1998. Accordingly, all references in the Note to its scheduled maturity date shall hereafter be deemed to refer to the date of December 31, 1998.

          (2) All references in the Note to the Credit Agreement shall hereafter be deemed to refer to the Credit Agreement as amended and modified pursuant to this Agreement, and as may be further amended, modified, supplemented, restated or replaced pursuant to written agreement between the Lender and the Borrower.

     B. Except as amended hereby, the Note shall continue in full force and effect, and in accordance with its terms as originally executed.

4. REAFFIRMATION OF SECURITY AGREEMENT AND CUSTODIAL PLEDGE AND SECURITY AGREEMENT.

     The Borrower reaffirms that the Security Agreement and the Custodial Pledge and Security Agreement shall continue in full force and effect and shall be entitled to all priorities existing under the Security Agreement and the Custodial Pledge and Security Agreement as of the date first executed and delivered and the security interests created thereby are hereby renewed and extended to secure payment of the Obligations (as defined therein), expressly including, but not limited to, the Credit Agreement and the Note, both as amended hereby.


5.   CONDITIONS TO EFFECTIVENESS.

     This Agreement and its effectiveness are contingent upon the payment by the Borrower to the Lender of all attorneys fees incurred by the Lender in the negotiation, preparation and execution of this Agreement, and all out-of-pocket costs incurred by the Lender in connection therewith, as well as receipt by the Lender of the following, each to be in form and substance satisfactory to the Lender in its sole discretion, unless otherwise agreed in writing by the Lender:


     A.   This Agreement duly executed by the Borrower;

     B. Evidence of authorization by the Borrower's Board of Directors of the Borrower's execution of and performance under this Agreement; and

     C.   Such other items as the Lender may reasonably request.


6.   MISCELLANEOUS.

     A. The Borrower acknowledges and agrees that, as of November 6, 1998, no principal or interest is outstanding under the Note and that the Note and the Credit Agreement, both as amended and modified hereby, are each the legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms and are not subject to any defense, counterclaim, or right of offset.

     B. All capitalized terms used herein and defined in the Credit Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     C. All references in the Credit Agreement or any other of the Loan Documents to the Credit Agreement or the Note shall hereafter be deemed to refer to the Credit Agreement or the Note as the case may be, both as amended by this Agreement and as may be further amended, modified, restated or replaced pursuant to written agreement signed by the Lender.

     D. The parties acknowledge that the security interests created and evidenced by the Security Agreement and the Custodial Pledge and Security Agreement are valid and subsisting and further acknowledge and agree that there are no offsets, claims or defenses to the Note, the Credit Agreement, the Security Agreement or the Custodial Pledge and Security Agreement.

     E. This Agreement is delivered in and shall in all respects be construed according to the laws of the State of Minnesota.

     F. This Agreement and each and every part hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of each and every future holder of the Notes including any successors and assigns of the Lender.

     G. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.
          All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date and year first above written.


                                   LIFECORE BIOMEDICAL, INC.,
                                   a Minnesota corporation

                                   By:  /s/ Dennis J. Allingham
                                       --------------------------------------
                                   Name: Dennis J. Allingham
                                   Title: Executive Vice President and Chief
                                          Financial Officer


                                   U.S. BANK NATIONAL ASSOCIATION,
                                   a national banking association

                                   By:  /s/ Therese L. Knutson
                                       --------------------------------------
                                   Name: Therese L. Knutson
                                   Title: Vice President